                                                                    Exhibit 99.2


                               VOTING AGREEMENT

          THIS VOTING AGREEMENT (this "Agreement") is entered into this 19th day
                                       ---------
of April, 2001, by and between Learn2.com, Inc., a Delaware corporation ("Learn2") and each of the undersigned stockholders (each an "E-Stamp
  ------                                                      -------
Stockholder" and collectively, the "E-Stamp Stockholders") of E-Stamp
-----------                         --------------------
Corporation, a Delaware corporation ("E-Stamp").
                                      -------

          WHEREAS, the E-Stamp Stockholders own of record and/or beneficially the shares of common stock, $0.001 par value, of E-Stamp ("Common Stock") set
                                                           ------------
forth opposite their respective names on Schedule A hereto and desire to enter into this Agreement with respect to such shares of the Common Stock;

          WHEREAS, Learn2 and E-Stamp have contemporaneously with the execution of this Agreement entered into an Agreement and Plan of Merger (the "Merger
                                                                     ------
Agreement"), dated as of the date hereof, which provides, among other things,
---------
for the merger (the "Merger") of Learn2 with and into E-Stamp pursuant to the
                     ------
terms and conditions thereof; and

          WHEREAS, as an essential condition and inducement to Learn2 entering into the Merger Agreement, the parties to the Merger Agreement have required that the E-Stamp Stockholders agree, and the E-Stamp Stockholders have agreed, to enter into this Agreement.

          NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements contained herein and in the Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and intending to be legally bound hereby, agree as follows:

     SECTION 1.     Definitions

          Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms as in the Merger Agreement.

     SECTION 2.     Disposition of the Shares

          (a) Each E-Stamp Stockholder covenants and agrees that from the date of this Agreement until the Termination Date (as defined in Section 16 hereof), such E-Stamp Stockholder shall not sell, assign, transfer, encumber, pledge, mortgage or otherwise encumber or dispose of or enter into any contract, option or other agreement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance, pledge, mortgage or other encumbrance or disposition of ("Transfer"), any shares of the Common Stock or
                                --------
any other capital stock of E-Stamp (including all options, warrants and other rights to acquire shares of Common Stock or E-Stamp capital stock) (together, the "Capital Stock") or any other voting interests in E-Stamp now owned or
     -------------
hereafter acquired beneficially or of record by such E-Stamp Stockholder without the consent of Learn2, provided, however, that the foregoing requirements shall not prohibit any Transfer of Capital Stock to any person or entity that does not prevent the E-Stamp Stockholder from performing his or her obligations under this Agreement, and provided, further, that the foregoing requirements shall not prohibit any Transfer of Capital Stock to any person or entity where as a precondition to such Transfer the transferee: (i) executes a counterpart to this Agreement and a Proxy (as defined in Section 4, and with such modifications as Parent may reasonably request); and (ii) agrees in writing to hold such Capital Stock (or interest in Capital Stock) subject to all of the terms and provisions of this Agreement.

          (b) Each E-Stamp Stockholder hereby agrees and consents to the entry of stop transfer instructions by E-Stamp against the transfer of any shares of the Capital Stock consistent with the terms of Section 2(a) hereof.
                                               ------------

     SECTION 3.      Voting

          (a) Each E-Stamp Stockholder hereby agrees to appear, or cause the holder of record on any applicable record date (the "Record Holder") to appear,
                                                     -------------
in person or by proxy, for the purpose of obtaining a quorum at any annual or special meeting of stockholders of E-Stamp and at any adjournment thereof for the purpose of voting on the Merger Agreement and the transactions contemplated thereby (a "Meeting").
            -------

          (b) Each E-Stamp Stockholder further agrees that at any such Meeting such E-Stamp Stockholder shall vote, or cause the Record Holder to vote, in person or by proxy all of the shares of the Capital Stock, and any other voting interests of E-Stamp directly or indirectly owned or hereafter acquired beneficially or of record by such E-Stamp Stockholder:

               (i) in favor of the Merger and the adoption of the Merger Agreement in connection with any meeting of, or solicitation of consents from, the stockholders of E-Stamp at which or in connection with which the Merger and the Merger Agreement are submitted for the consideration and vote of the stockholders of E-Stamp;

               (ii)  against approval or adoption of any transaction involving
(A) the sale or transfer of all or substantially all of the Capital Stock, whether by merger, consolidation or other business combination, (B) a sale or transfer of all or substantially all of the assets of E-Stamp or its Subsidiaries, (C) a reorganization, recapitalization or liquidation of E-Stamp or its Subsidiaries or (D) any amendment to E-Stamp's governing instruments creating any new class of securities of E-Stamp or otherwise affecting the rights of any class of security as currently in effect; and

               (iii) against approval or adoption of resolutions or actions which would cause the conditions to closing of the Merger, as set forth in the Merger Agreement, not to be satisfied.

          (c)  To the extent inconsistent with the foregoing provisions of this
Section 3, each E-Stamp Stockholder revokes any and all previous proxies with respect to shares of the Capital Stock owned beneficially and/or of record by such E-Stamp Stockholder and agrees not to grant any proxy with respect to the Capital Stock and any other voting interests in E-Stamp owned or hereafter acquired beneficially or of record by such E-Stamp Stockholder.

     SECTION 4.     Proxy; Further Assurances

          (a) Contemporaneously with the execution of this Agreement: (i) each E-Stamp Stockholder has delivered to Learn2 a proxy in the form attached to this Agreement as Exhibit A, which shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein (the "Proxy");
                                                                       -----
and (ii) each E-Stamp Stockholder has caused to be delivered to Learn2 an additional proxy (in the form attached hereto as Exhibit A) executed on behalf of the record owner of any outstanding shares of the Common Stock that are owned beneficially (within the meaning of Rule 13d-3 under the Exchange Act), but not of record, by such Stockholder, which proxy shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein.

          (b) Each E-Stamp Stockholder shall, at Learn2's own expense, execute such further documents and instruments as may reasonably be required to vest in Learn2 the power to carry out and give effect to the provisions of this Agreement.

     SECTION 5.     Representations and Warranties of Each E-Stamp Stockholder

          Each E-Stamp Stockholder hereby, severally and not jointly, represents and warrants to Learn2 as follows:

          (a) Such E-Stamp Stockholder has the legal capacity and all other power and authority necessary to enter into this Agreement, to perform the obligations hereunder and to consummate the transactions contemplated hereby.

          (b)  The shares of the Common Stock reflected on Schedule A as being
                                                           ----------
owned by such E-Stamp Stockholder are the only shares of voting Capital Stock or any other voting interests in E-Stamp owned beneficially or of record by such E-Stamp Stockholder, and except as set forth in Schedule A, such E-Stamp
                                                ----------
Stockholder does not own any other options, warrants or rights to acquire shares of any class of capital stock of E-Stamp or any other voting interests in E-Stamp. Such E-Stamp Stockholder has the sole power respecting voting and transfer of such E-Stamp Stockholder's shares of the Capital Stock.

     SECTION 6.     Specific Performance

          Each E-Stamp Stockholder acknowledges and agrees that there would be no adequate remedy at law for Learn2 if such E-Stamp Stockholder fails to perform any of such E-Stamp Stockholder's obligations hereunder, and accordingly agrees that Learn2, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of such E-Stamp

Stockholder under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction. Each E-Stamp Stockholder hereby waives any objection to the imposition of such relief or to the posting of a bond in connection therewith.

     SECTION 7.     Governing Law

          This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

     SECTION 8.     Parties in Interest

          This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives and permitted assigns. If any E-Stamp Stockholder shall at any time hereafter acquire ownership of, or voting power with respect to, any additional shares of the Capital Stock or any other voting interests in E-Stamp or in any manner, whether by the exercise of any options or any securities or rights convertible into or exchangeable for shares of the Capital Stock or any other voting interests in E-Stamp, by operation of law or otherwise, such shares or other interests shall be held subject to all of the terms and provisions of this Agreement. Without limiting the foregoing, each Stockholder specifically agrees that the obligations of such E-Stamp Stockholder hereunder shall not be terminated by operation of law, whether by death or incapacity of such E-Stamp Stockholder or otherwise.

     SECTION 9.     Amendment

          This Agreement shall not be amended, altered or modified except by an instrument in writing duly executed and delivered on behalf of each of the parties hereto.

     SECTION 10.    Severability

          If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

     SECTION 11.    Waiver

          Except as provided in this Agreement, no action taken pursuant to this Agreement, including without limitation any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a wavier of any prior or subsequent breach of the same or any other provision hereunder.

     SECTION 12.    Notices

          All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission to the telecopier number specified below:

          If to an E-Stamp Stockholder:

               To such Stockholder's address
               or telecopier number as set forth
               on Schedule A attached hereto.
                  ----------

          with a copy (which does not constitute notice) to:

               Wilson Sonsini Goodrich & Rosati, Professional Corporation 650 Page Mill Road
               Palo Alto, CA 94304
               Attention:  N. Anthony Jeffries, Esq.
               Facsimile:  (650) 493-6811

          If to Learn2:

               Learn2.com, Inc.
               1311 Mamaroneck Avenue, Suite 210
               White Plains, NY 10604
               Attention: President
               Facsimile: (914) 682-4440

          with a copy (which shall not constitute notice) to:

               Swidler Berlin Shereff Friedman, LLP
               The Chrysler Building
               405 Lexington Avenue
               New York, NY 10174
               Attention:  Gerald Adler, Esq.
               Facsimile:  (212) 891-9598

     SECTION 13.    Entire Agreement; Assignment

          This Agreement and the Proxy (a) constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties and (b) shall not be assigned by operation of law or otherwise, except that this Agreement shall be binding upon each E-Stamp Stockholder and each E-Stamp Stockholder's successors and assigns.

     SECTION 14.    Headings

          Section headings are included solely for convenience and are not considered to be part of this Agreement and are not intended to be an accurate description of the contents thereof.

     SECTION 15.    Counterparts

          This Agreement may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     SECTION 16.    Termination

          This Agreement and all of the parties' rights and obligations hereunder shall terminate on the earlier to occur of (i) the date on which the Merger Agreement is validly terminated pursuant to Section 7 thereof and (ii) the Effective Time.

     SECTION 17.    Officers and Directors

          Notwithstanding anything else herein to the contrary but subject to the proviso set forth in this Section 17, (i) nothing set forth herein shall be deemed to restrict or otherwise prohibit an E-Stamp Stockholder who is an officer or director of the E-Stamp from exercising, in such individual's capacity as an officer or director of E-Stamp, what such E-Stamp Stockholder believes in good faith to be his or her fiduciary duties as an officer or director of E-Stamp or to the stockholders of E-Stamp, and (ii) and no action or inaction required hereby shall require an E-Stamp Stockholder who is an officer or director of E-Stamp to take any action or refrain from taking any action, in such individual's capacity as an officer or director of E-Stamp that such E-Stamp Stockholder believes in good faith is required by or would be a breach of his or her fiduciary duties as an officer or director of E-Stamp to the stockholders of the E-Stamp.

     SECTION 18.    No Requirement to Exercise.

          Notwithstanding anything to the contrary in this Agreement, an E-Stamp Stockholder shall be under no obligation under this Agreement to exercise any options, warrants or other rights to acquire shares of Capital Stock owned by an E-Stamp Stockholder as of the date of this Agreement or of which an E-Stamp Stockholder acquires ownership during the period from the date of this Agreement through its termination pursuant to Section 16.

            [The remainder of this page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Voting Agreement, or have caused this Voting Agreement to be executed and delivered on their behalf, as of the date first above written.



                              LEARN2.COM, INC.



                              By:  _____________________________
                              Name:
                              Title:



                              E-STAMP STOCKHOLDERS



                              By:  _____________________________
                              Name:  Robert H. Ewald



                              By:  _____________________________
                              Name:  Edward F. Malysz


                              By:  _____________________________
                              Name:  Marcelo A. Gumucio



                              By:  _____________________________
                              Name:  John V. Balen


                 [Signatures continued on the following page.]

                              By:  _____________________________
                              Name:  Thomas L. Rosch


                              By:  _____________________________
                              Name:  Peter Boit


                              By:  _____________________________
                              Name:  Adam Wagner


                              By:  _____________________________
                              Name:  Rebecca Saeger


                              By:  _____________________________
                              Name:  Robert J. Cresci


                              By:  _____________________________
                              Name:  Rod Witmond


                              By:  _____________________________
                              Name:  Laurie Lindsey


                              By:  _____________________________
                              Name:  Dan Walsh


                              By:  _____________________________
                              Name:  Paul Goldman

                                  SCHEDULE A

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   E-Stamp Stockholder Name,              Common Stock Owned of            Common Stock Owned
  Address and Telephone Number                   Record                     Beneficially/1/
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
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

___________________________________
/1/ All are shares of Company Common Stock issuable upon the exercise of Options as of the date of this Agreement.

                                   EXHIBIT A

                           Form of Irrevocable Proxy


          The undersigned stockholder of E-Stamp Corporation, a Delaware corporation ("E-Stamp"), hereby irrevocably (to the fullest extent permitted by
              -------
law) appoints and constitutes Learn2.com, Inc., a Delaware corporation ("Learn2") the attorney and proxy of the undersigned, with full power of
  ------
substitution and resubstitution, to the full extent of the undersigned's voting rights with respect to (a) the outstanding shares of common stock, $0.001 par value, of E-Stamp (the "E-Stamp Common Stock") or any other capital stock of E-
                        --------------------
Stamp (collectively with the E-Stamp Common Stock, the "Capital Stock") owned of
                                                        -------------
record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (b) any and all other shares of Capital Stock of E-Stamp which the undersigned may acquire on or after the date hereof. Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Capital Stock are hereby revoked, and the undersigned agrees that no subsequent proxy will be given with respect to any of the Capital Stock.

          This proxy is (i) irrevocable, (ii) coupled with an interest, (iii) granted in connection with the execution and delivery of the Voting Agreement dated as of the date hereof among Learn2, the undersigned and certain other stockholders of E-Stamp (the "Voting Agreement"), and (iv) granted in
                              ----------------
consideration of Learn2 entering into the Agreement and Plan of Merger dated as of the date hereof between Learn2 and E-Stamp (the "Merger Agreement") which
                                                    ----------------
provides, among other things, for the merger (the "Merger") of Learn2 with and
                                                   ------
into E-Stamp pursuant to the terms and conditions thereof.

          The proxy named above (and its successors) will, prior to the Termination Date (as defined in the Voting Agreement), be empowered, and may exercise this proxy, to vote the Capital Stock at any meeting of the stockholders of E-Stamp, however called, or in connection with any solicitation of written consents from stockholders of E-Stamp:


               (i) in favor of the Merger and the adoption of the Merger Agreement;

               (ii)  against approval or adoption of any transaction involving
(A) the sale or transfer of all or substantially all of the Capital Stock, whether by merger, consolidation or other business combination, (B) a sale or transfer of all or substantially all of the assets of E-Stamp or its Subsidiaries, (C) a reorganization, recapitalization or liquidation of E-Stamp or its Subsidiaries or (D) any amendment to E-Stamp's governing instruments creating any new class of securities of E-Stamp or otherwise affecting the rights of any class of security as currently in effect; and

               (iii) against approval or adoption of resolutions or actions which would cause the conditions to closing of the Merger, as set forth in the Merger Agreement, not to be satisfied.

          The undersigned may vote the Capital Stock on all other matters.

          This proxy shall be binding upon the representatives, successors and assigns of the undersigned (including any transferee of any of the Capital Stock).

          If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

          This proxy shall terminate upon the valid termination of the Voting Agreement.

Date: April 19, 2001


                              By:____________________________________________

                              Print Name:____________________________________

                              Number of shares of E-Stamp Common Stock owned of record as of the date of this proxy:


                              _______________________________________________